UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 14, 2007

ADVANCED CELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50295	87-0656515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 Harbor Bay Parkway, Alameda, California 94502

(Address of principal executive offices, including zip code)

(510) 748-4900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM  1.01    Entry into a Material Definitive Agreement.

On August 14, 2007, in connection with an interim bridge financing arrangement, Advanced Cell Technology, Inc., a Delaware corporation (the “Company”), issued a convertible promissory note to PDP I, LLC, a Delaware limited liability company, in the principal amount of up to $600,000.  The note provides for an interest rate of 9% and is due and payable on September 30, 2007.   The entire principal and interest on the note is either (1) due and payable on September 30, 2007 or (ii) convertible at the Company’s discretion into the securities issued in connection with the consummation of the Company’s next equity or debt financing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED CELL TECHNOLOGY, INC.

	By:	/s/ William M. Caldwell, IV
William M. Caldwell, IV
Chairman and Chief Executive Officer
Dated: August 20, 2007